NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.1

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of June 15, 2023 (this “First Amendment”), is made and entered into by and among MARINEMAX, INC., a Florida corporation (the “Borrower Representative”), each of the other Loan Parties party hereto, each of the Lenders party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Administrative Agent”), as Administrative Agent, Swingline Lender and Issuing Bank and WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (the “Floor Plan Agent”), as Floor Plan Agent.

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of August 8, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement,” and as amended by this First Amendment, the “Credit Agreement”), by and among the Borrower Representative, the Loan Parties from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, the Floor Plan Agent and the other parties party thereto;

WHEREAS, Borrower Representative has notified the Administrative Agent that IGY Sete Marina SAS, société par actions simplifiée (“IGY Sete”), a Guarantor and Grantor pursuant to the Guarantee and Collateral Agreement has requested to pledge the Equity Interests it owns in, and any intercompany indebtedness owed to it by, Marina Du Vieux Port de Cannes SAS (“Old Port”) to Caisse d’Epargne et de Prévoyance Aquitaine Poitou-Charentes (“French Collateral Agent”) to secure the repayment of certain loans made to Old Port by pursuant to that certain French Loan Agreement by and among Old Port and the financial institutions party thereto (the “Old Port Transaction”).

WHEREAS, IGY Sete is also providing a guaranty of certain obligations incurred in connection with the Old Port Transaction and has requested that the Issuing Bank issue in favor of the BNP Paribas NYC (i) Letters of Credit in the aggregate face amount of €2,250,000 having a final expiration date of September 30, 2028 and (ii) Letters of Credit in the aggregate face amount of €8,750,000 having a final expiration date of March 1, 2029, each of which shall have an initial expiration date 14 months from issuance (subject to automatic renewal) (collectively, the “Old Port Letters of Credit”), each under and pursuant to the Credit Agreement, to backstop such guaranty.

WHEREAS, the Lenders party hereto have agreed to the amendments to the Existing Credit Agreement as set forth herein subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This First Amendment is a “Credit Document”, as defined in the Credit Agreement.

SECTION 2.
Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the parties hereto agree that the Existing Credit Agreement is hereby amended in the following manner:
(a)
Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definitions in alphabetical order:

“First Amendment” means that certain First Amendment and Consent to Credit Agreement, dated as of the First Amendment Date, by and between Borrower Representative, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Floor Plan Agent.

“First Amendment Date” means June 15, 2023.

“French Collateral Agent” means Caisse d’Epargne et de Prévoyance Aquitaine Poitou-Charentes.

“French Loan Agreement” means that certain Contrat De Credits dated on or about June 14, 2023 by and among Old Port, as a borrower, the French Collateral Agent and the financial institutions party thereto, as in effect on the First Amendment Date (as the same may be amended, restated, amended and restated or otherwise modified from time to time).

“IGY Sete” means IGY Sete Marina SAS, société par actions simplifiée.

“Old Port” means Marina Du Vieux Port de Cannes SAS.

“Old Port Collateral” means, collectively, the Old Port Equity and the Old Port Indebtedness.

“Old Port Equity” means the Equity Interests held directly by IGY Sete in Old Port constituting 25.5% of the issued and outstanding Equity Interests of Old Port.

“Old Port Indebtedness” means any indebtedness owed directly to IGY Sete by Old Port (and IGY Sete’s rights to payment and proceeds thereunder) from time to time.

(b)
The “Permitted Encumbrances” definition in Section 1.01 of the Existing Credit Agreement is hereby amended by (1) deleting the “and” at the end of clause (q) thereof, (2) deleting the “.” at the end of clause (r) thereof and replacing in lieu thereof “; and”, and (3) adding the following new clause (s) immediately after clause (r) thereof:

(s) Liens in favor of the French Collateral Agent on the Old Port Collateral securing Old Port’s obligations under the French Loan Agreement.

The parties hereto acknowledge and agree that this First Amendment is not a novation of the Existing Credit Agreement, any other Credit Document or of any credit facility or guaranty provided thereunder or in respect thereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the First Amendment Effective Date (as defined below), mean or refer to the Credit Agreement, as further amended, supplemented or modified from time to time in accordance with its terms. As used in any other Credit Document, from and after the First Amendment Effective Date, all references to the “Credit Agreement” in such Credit Documents shall, unless the context otherwise requires, mean or

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refer to the Credit Agreement, as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

SECTION 3.
Consent to Release and Exclude Old Port Collateral from Collateral. Subject to the terms and conditions set forth herein, the Lenders party hereto, which constitute the Required Lenders, hereby consent and agree that, notwithstanding the definition of Excluded Property of the Existing Credit Agreement, the Old Port Collateral shall constitute Excluded Property and that any Liens on the Old Port Collateral securing the Obligations are hereby fully released and discharged; provided, however, that such property shall cease to be Excluded Property and the Administrative Agent’s security interest and Liens shall re-attach to such Old Port Collateral immediately at such time when no obligations under the French Loan Agreement remain outstanding.
SECTION 4.
Consent to Old Port Letters of Credit. Subject to the terms and conditions set forth herein, the Required Revolving Credit Lenders party hereto and the Issuing Bank hereby consent and agree that, notwithstanding Section 2.05.2 of the Credit Agreement which requires, among other things, (i) that any Letter of Credit issued by the Issuing Bank under the Credit Agreement have an expiration date not longer than 365 days from the issuance thereof (subject to renewal provisions) and (ii) that no Letter of Credit have an expiration date more than one year beyond the date which is 30 days prior to the Revolving Credit Termination Date, the Old Port Letters of Credit may be issued by the Issuing Bank under the Credit Agreement having the expiration dates set forth in the third “WHEREAS” clause hereof and constitute Letters of Credit under the Credit Agreement subject to all other terms and provisions applicable to Letters of Credit generally, including, for the avoidance of doubt, the requirement to Cash Collateralize Letters of Credit in the manner set forth in Section 2.05.2.

SECTION 5.
Conditions Precedent. This First Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “First Amendment Effective Date”):
(a)
The Administrative Agent (or its counsel) shall have received from each Borrower, each other Loan Party, the Required Lenders, the Required Revolving Credit Lenders, the Issuing Bank and the Floor Plan Agent a counterpart of this First Amendment duly executed and delivered on behalf of such party.
(b)
The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to the terms of the Credit Agreement to the extent invoiced prior to or on the First Amendment Effective Date.
(c)
Evidence that all conditions precedent to the closing of the French Loan Agreement shall have been satisfied in accordance with the terms thereof and a certification by the Borrower that the French Loan Agreement is in full force and effect as of the First Amendment Effective Date.

The Administrative Agent shall promptly notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6.
Representations and Warranties. In order to induce the Required Lenders, the Floor Plan Agent and the Administrative Agent to enter into this First Amendment, each Loan Party hereby represents and warrants to the Floor Plan Agent and the Administrative Agent on and as of the First Amendment Effective Date that:

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(a)
Authorization; No Contravention. The execution and delivery by each Loan Party of this First Amendment and performance by each Loan Party of this First Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Organization Documents of any Loan Party, or (ii) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, which conflict, default or breach would cause a Material Adverse Change, or (b) result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of any of the Loan Parties (other than Liens securing the Obligations and the Permitted Encumbrances). No event has occurred and is continuing and no condition exists or will exist after giving effect to the First Amendment which constitutes an Event of Default or a Default.
(b)
Binding Effect. This First Amendment has been duly executed and delivered by each Loan Party which is a party hereto, and each of this First Amendment and the Existing Credit Agreement as amended by this First Amendment constitute the legal, valid and binding obligations of such Loan Parties, enforceable against the respective Loan Parties in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization moratorium or similar Laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of Law or equity.
(c)
Representations and Warranties. The representations and warranties of the Loan Parties contained in this First Amendment or in any other Credit Document shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5(c), the representations and warranties contained in Section 3.08.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.09.2 and 5.09.3 of the Credit Agreement, respectively (on and after the date that financial statements have been delivered pursuant to such Sections).
SECTION 7.
Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this First Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this First Amendment and the transactions contemplated hereby. Except as provided in this First Amendment, including as it relates to the scope of Obligations secured by the Collateral on and after the First Amendment Effective Date, each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, the Guarantee and Collateral Agreement, and the other Credit Documents to which it is a party (other than in respect of the Old Port Collateral), and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder (other than in respect of the Old Port Collateral) shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. In furtherance of the foregoing, each Loan Party party hereto affirms and confirms its guarantee of the Obligations as a “Guarantor” party to the Guarantee and Collateral Agreement.
SECTION 8.
Miscellaneous.

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(a)
No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with, or consent to any deviation from, any term or condition contained in the Credit Agreement or any of the other Credit Documents except as expressly stated herein, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Documents.
(b)
Fees and Expenses. The Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including all outstanding reasonable and documented attorneys’ fees of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith in addition to any other outstanding fees and expenses owing, in each case, in accordance with the terms of the Credit Agreement and incurred prior to the date hereof.
(c)
Governing Law. This First Amendment and any claims, disputes or causes of action (whether in contract or tort) arising out of or related to this First Amendment and the transaction contemplated hereby shall be governed by, and construed in accordance with, the Laws of the Governing State.
(d)
JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE FLOOR PLAN AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS FIRST AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING, OR ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)
VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR

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RELATING TO THIS FIRST AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.21 OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(f)
SERVICE OF PROCESS. EACH LOAN PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.10 OF THE CREDIT AGREEMENT. NOTHING IN THIS FIRST AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(g)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT OR THE OBLIGATIONS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(h)
Benefits. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(i)
Counterparts and Integration. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and the other Credit Documents constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be just as effective as the delivery of a manually executed counterpart of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER REPRESENTATIVE AND

BORROWERS AND GUARANTORS:

MARINEMAX, INC.

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

BOATING GEAR CENTER, LLC

BOATYARD, LLC

FWW, LLC

[****]

GULFPORT MARINA, LLC

KCS INTERNATIONAL INC.

MARINEMAX CHARTER SERVICES, LLC

MARINEMAX EAST, INC.

MARINEMAX KW, LLC

MARINEMAX NORTHEAST, LLC

MARINEMAX PRODUCTS, INC.

MY WEB SERVICES, LLC

N & J GROUP, LLC

N & J MEDIA, LLC

NEWCOAST INSURANCE SERVICES, LLC

NISSWA MARINE, LLC

NORTHROP & JOHNSON HOLDING LLC

NORTHROP & JOHNSON YACHTS-SHIPS LLC

NVGH, LLC

PERFECT YACHT CHARTER, LLC

SILVER SEAS CALIFORNIA, INC.

SILVER SEAS YACHTS, LLC

SKIPPER BUD’S OF ILLINOIS, LLC

SKIPPER MARINE, LLC

SKIPPER MARINE OF CHICAGO-LAND, LLC

SKIPPER MARINE OF FOX VALLEY, LLC

SKIPPER MARINE OF MADISON, LLC

SKIPPER MARINE OF MICHIGAN, LLC

SKIPPER MARINE OF OHIO, LLC

US LIQUIDATORS, LLC

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
President, Secretary, and Treasurer

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

MARINEMAX SERVICES, INC.

NEWCOAST FINANCIAL SERVICES, LLC

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
Vice President, Secretary, and Treasurer

NORTHROP & JOHNSON CALIFORNIA INC.

By: _/s/ Michael H. Mclamb_____________Michael H. McLamb
President, Secretary, and Chief Financial Officer

INTREPID POWERBOATS, INC.

INTREPID SOUTHEAST, INC.

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
Secretary, and Treasurer

FRASER YACHTS CALIFORNIA

FRASER YACHTS FLORIDA, INC.

By: _/s/ Alessandra Nenci_____________
Alessandra Nenci
Chief Financial Officer

KCS RE ACQUISITION COMPANY, LLC

By: KCS INTERNATIONAL INC.
Sole Manager

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
President, Secretary, and Treasurer

WAVE AVIATION, LLC

By: MARINEMAX EAST, INC.
Sole Manager

By: _/s/ Michael H. Mclamb_____________
Michael H. McLamb
President, Secretary, and Treasurer

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

CABO MARINA, S. DE R.L. DE C.V.

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

FAIRPORT YACHT SUPPORT LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

IGY TRIDENT SERVICES LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

IGY-AYH ST. THOMAS HOLDINGS, LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

ISLAND GARDENS DEEP HARBOUR, LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

ISLAND GLOBAL YACHTING LLC

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

RODNEY BAY MARINA LIMITED

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

YACHT HAVEN USVI LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

YHUSVI MARINA, LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

IGY SETE MARINA SAS

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

IGY-RED FROG LLC

By: _/s/ Tom Mukamel________________

Tom Mukamel
President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

REQUIRED LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY,

in its capacities as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

By: _/s/ Matthew Fahey_____________________

Matthew Fahey

SVP

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC,

in its capacities as Floor Plan Agent and as a Lender

By: _/s/ Jayme Wyatt___________________________

Jayme Wyatt

Director

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

BANK OF AMERICA, N.A., as a Lender

By: _/s/ Christopher Allen________________

Christopher Allen

Sr. Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

PNC BANK, N.A., as a Lender

By: _/s/ Carmen Campise Jr.________________

Carmenn Campise Jr.

Senior Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

NYCB SPECIALTY FINANCE COMPANY LLC, as a Lender

By: _/s/ Mark C. Mazmanian________________

Mark C. Mazmanian

First Senior Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

BMO HARRIS BANK N.A., as a Lender

By: _/s/ Jonathan Terrell________________

Jonathan Terrell

Director

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

THE HUNTINGTON NATIONAL BANK, as a Lender

By: _/s/ Scott Lyman________________

Scott Lyman

Assistant Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

FIRST HORIZON BANK, A TENNESSEE BANKING CORPORATION, as a Lender

By: _/s/ John R. Garthwaite________________

John R. Garthwaite

Executive Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

NORTHPOINT COMMERCIAL FINANCE LLC, as a Lender

By: _/s/ Jeffrey A. Craver________________

Jeffrey A. Craver

Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

HANCOCK WHITNEY BANK, as a Lender

By: _/s/ Kenneth C. Misemer___________

Kenneth C. Misemer

Senior Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

BankUnited, N.A.

By: _/s/ Michael Del Rocco________________

Michael Del Rocco

Senior Vice President

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

Raymond James Bank

By: _/s/ Dennis Szczesuil ________________

Dennis Szczesuil

Lending Officer

First Amendment and Consent to Credit Agreement (M&T/MarineMax)

CADENCE BANK, as a lender

By: _/s/ Leslie Fredericks________________

Leslie Fredericks

SVP

First Amendment and Consent to Credit Agreement (M&T/MarineMax)